TIFF Investment Program (“TIP”)

Supplement dated September 24, 2015

to the Statement of Additional Information dated April 30, 2015

This supplement provides new and additional information to the TIP statement of additional information (“SAI”) dated April 30, 2015. You can find TIP’s prospectus and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following information updates the information under the heading “Money Manager Agreements” on pages 8-9 of the SAI:

On September 9, 2015, the Board approved certain new and amended money manager agreements for TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”), as described below.

The Board approved a money manager agreement with Fundsmith, LLP (“Fundsmith”), a money manager that is new to MAF. The new money manager agreement is expected to be effective on or about October 1, 2015. In addition, the Board approved an amended and restated money manager agreement with existing money manager, AJO, LP (“AJO”), which is expected to be effective on or about September 23, 2015. Lastly, the Board approved an amendment to the money manager agreement and fee schedule with existing money manager, Hosking Partners LLP (“Hosking”), with effect from August 1, 2015.

Use of Foreign Affiliates. In rendering investment advisory services to MAF, Fundsmith may use personnel employed by one or more of its foreign (non-US) affiliates that are not registered under the Investment Advisers Act of 1940, as amended, ("Non-US Affiliates") to provide portfolio management, research and trading services to MAF pursuant to a participating non-US affiliate agreement between Fundsmith and the respective affiliate(s). Under the participating non-US affiliate agreement, each of Fundsmith’s Non-US Affiliates is considered to be a participating affiliate of Fundsmith pursuant to applicable guidance of the staff of the Securities and Exchange Commission allowing investment advisers registered in the United States to use investment advisory and other resources of unregistered advisory affiliates subject to the supervision of the registered adviser. Each participating affiliate of Fundsmith and any of its personnel who provide services to or for MAF are considered under the participating non-US affiliate agreement to be "supervised persons" of Fundsmith as that term is defined in the Investment Advisers Act of 1940, as amended. Fundsmith’s authority to use its Non-US Affiliates to perform duties for MAF will terminate if the participating non-US affiliate agreement ceases to meet the applicable requirements.

The following information replaces similar disclosures for AJO, LP and Hosking Partners LLP on page 68 of the SAI in the section entitled “Explanation of How Indices Will Be Used”:

Fund/Money Manager	Index
AJO, LP	S&P 500 Index, MSCI Emerging Markets Small Cap Index
Hosking Partners LLP	50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested)

The following information replaces the second and third paragraphs in the section entitled “Multi-Asset Fund Benchmarks” on pages 68-69 of the SAI:

To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against the Constructed Index. As of October 1, 2015, the Constructed Index will comprise the following investment categories, weights, and benchmarks: Equity-Oriented Assets 65% (MSCI All Country World Index); Diversifying Strategies (Hedge Funds and Other) 20% (Merrill Lynch Factor Model); and Fixed Income (including Cash) 15% (2/3 Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index). The Constructed Index weights are rebalanced by TAS at each quarter-end; those before July 1, 2009, reflect month-end rebalancing.

Performance of the Constructed Index generated from July 1, 2009, through September 30, 2015, is reduced by 20 basis points per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index from July 1, 2009, through September 30, 2015, would increase in the absence of a 20 basis point reduction. The Constructed Index has changed on various occasions since MAF’s inception in 1995. Historical performance of the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the Constructed Index’s allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

The following information is added to the section entitled “Common Stock Indices” on page 69 of the SAI:

MSCI Emerging Markets Small Cap Index. The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of small-capitalization companies whose market capitalization represents approximately the bottom 14% of the market capitalization of companies in the global emerging markets (23 Emerging Markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates).

The following information is added to the section entitled “Bond Indices” on page 70 of the SAI:

Barclays US Intermediate Treasury Index. The Barclays US Intermediate Treasury Index includes all publicly issued, US Treasury securities that have a remaining maturity greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The following information is added after the section entitled “Commodity Indices” on page 71 of the SAI:

Hedge Fund Indices

Merrill Lynch Factor Model. The Merrill Lynch Factor Model® (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006. The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times. Source of MLFM: BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.

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